EXHIBIT 10.5
                        TENTH AMENDMENT
                            OF THE
      EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST AGREEMENT
                    OF GIANT INDUSTRIES, INC.
                    AND AFFILIATED COMPANIES



     Effective as of July 1, 1987, Giant Industries, Inc., an Arizona corporation, and Ciniza Pipe Line, Inc., a New Mexico Corporation, amended and restated the Joint Profit Sharing Plan and Trust Agreement of Giant Industries, Inc., Giant Western Service Stations, Inc., and Ciniza Pipe Line Inc., as the Employee Stock Ownership Plan and Trust Agreement of Giant Industries, Inc. and Affiliated Companies (the "Plan"). Effective as of July 1, 1987, the Plan was adopted by Ciniza Production Company, a New Mexico corporation ("Ciniza"), and by J.E.A. Company, Inc., an Arizona corporation.

     Effective as of September 28, 1989, Ciniza Pipe Line Inc. was merged into Giant Industries, Inc., an Arizona corporation. Effective as of October 12, 1989, J.E.A. Company, Inc. was merged into Giant Industries, Inc. and Giant Industries, Inc. changed its name to Giant Industries Arizona, Inc. ("Giant Arizona").

     On October 15, 1989, Giant Arizona entered into an Agreement and Plan of Reorganization with Hixon Development Company, a Texas corporation, ("Hixon") contemplating a merger whereby Giant Arizona and Hixon would become wholly owned subsidiaries of Giant Industries, Inc., a Delaware corporation ("Giant"). The stock of Giant became publicly traded on December 15, 1989, and the merger was consummated on December 21, 1989.

     Effective as of December 21, 1989, the Plan was adopted by Giant and by Hixon. The name of Hixon was changed to Giant Exploration & Production Company, a Texas corporation ("E&P"), effective June 12, 1990. Giant, Giant Arizona, E&P, Ciniza, Giant Stop-N-Go of New Mexico, a New Mexico corporation, and Giant Four Corners, Inc., an Arizona corporation, and such other entities described in section 1.14 of the Plan are hereinafter collectively referred to as the "Employer". Under Section 11.1 of the Plan, Giant has been granted the right to amend the Plan in whole or in part at any time and from time to time, subject to certain restrictions set forth in the Plan, on behalf of the Employer.

     NOW THEREFORE, Giant deems it advisable to amend the Plan in the manner hereinafter set forth and hereby adopts this tenth amendment.

     Article I of the existing Plan is removed and replaced by the attached Article I which is incorporated herein by this reference.

     The terms used in this Tenth Amendment which are defined in the Plan shall have the same meaning given to such terms in the Plan.

     Except as modified by this Tenth Amendment, the Plan shall continue in full force and effect and the Plan and all amendments thereto shall be read, taken and construed as one and the same document.

     Executed on the 15th day of December, 1997, to be effective as of January 1, 1997, unless otherwise specified on the relevant replacement page.

FOR THE EMPLOYER:              ADMINISTRATIVE COMMITTEE:


GIANT INDUSTRIES, INC.         _____________________________
A Delaware Corporation         Morgan M. Gust

                               _____________________________
By_______________________      A. Wayne Davenport
  _______________________
                               _____________________________
                               Charles F. Yonker
By_______________________
  _______________________      TRUSTEE:

                               BANK OF AMERICA, N.T. & S.A.

                               By___________________________
                                 Its________________________


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        EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST AGREEMENT
        OF GIANT INDUSTRIES, INC. AND AFFILIATED COMPANIES

                   INDEX AFTER TENTH AMENDMENT
                                                               PAGE
INTRODUCTION

I.   DESIGNATION OF PLAN AND DEFINITIONS........................1.1

     1.1  Accounts..............................................1.1
     1.2  Alternate Payee.......................................1.1
     1.3  Asset Account.........................................1.2
     1.4  Beneficiary or Beneficiaries..........................1.2
     1.5  Board of Directors....................................1.3
     1.6  Break in Service......................................1.4
     1.7  Ciniza................................................1.4
     1.8  Code..................................................1.4
     1.9  Committee.............................................1.4
     1.10 Compensation..........................................1.4
     1.11 Disability............................................1.6
     1.12 Effective Date........................................1.7
     1.13 Employee..............................................1.7
     1.14 Employer..............................................1.8
     1.15 Employer Real Property...............................1.11
     1.16 Employer Stock.......................................1.11
     1.17 ERISA................................................1.12
     1.18 Exempt Loan..........................................1.12
     1.19 Fiduciary............................................1.12
     1.20 Fiscal Year..........................................1.13
     1.21 Former Participant...................................1.13
     1.22 Giant................................................1.13
     1.23 Giant Arizona........................................1.13
     1.24 Highly Compensated...................................1.13
     1.25 Hixon................................................1.17
     1.26 Hour of Service......................................1.17
     1.27 Ineligible Participant...............................1.18
     1.28 Investment Manager...................................1.18
     1.29 Participant..........................................1.19
     1.30 Plan.................................................1.19
     1.31 Qualifying Employer Real Property....................1.19
     1.32 Section 1042 Employer Stock..........................1.20
     1.33 Section 1042 Employer Stock Account..................1.20
     1.34 Suspense Account.....................................1.20
     1.35 Temporary Stock Account..............................1.20
     1.36 Trust or Trust Fund..................................1.20
     1.37 Trustee..............................................1.21
     1.38 Union Employee.......................................1.21
     1.39 Unrestricted Employer Stock..........................1.21
     1.40 Unrestricted Employer Stock Account..................1.21
     1.41 Valuation Date.......................................1.21
     1.42 Year of Service......................................1.21
     1.43 Year of Service......................................1.22


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                                                               PAGE

II.  PARTICIPATION..............................................2.1

     2.1  Eligibility Requirements..............................2.1
          (a)  General Eligibility Rule.........................2.1
          (b)  Eligibility Upon Re-employment...................2.1
     2.2  Employee Participation................................2.2
     2.3  Retirement............................................2.3
          (a)  Normal Retirement................................2.3
          (b)  Late Retirement..................................2.3

III. CONTRIBUTIONS..............................................3.1

     3.1  Employer Contributions and Limitations
          on Annual Additions...................................3.1
          (a)  Employer Contributions...........................3.1
          (b)  Overall Limitation on Contributions..............3.3
               (1)  Basic Limitations...........................3.3
               (2)  Special Limitations.........................3.4
               (3)  Adjustment for Excessive
                    Annual Additions.........................3.4(a)
               (4)  Participation in Multiple Plans.............3.5
               (5)  Special Rule for Defined
                    Contribution Plan Fraction..................3.6
               (6)  Definitions.................................3.8
     3.2  Time of Payment of Contribution.......................3.8
     3.3  Voluntary Contributions...............................3.8

IV.  ALLOCATIONS TO ACCOUNTS....................................4.1

     4.1  Creation of Accounts..................................4.1
          (a)  Creation of Accounts for New
               Participants.....................................4.1
          (b)  Creation of Accounts for Alternate...............4.1
               Payees
     4.2  Account Statements....................................4.2
     4.3  Forfeitures...........................................4.2
          (a)  Forfeitures from Asset Accounts..................4.2
          (b)  Forfeitures from Employer
               Stock Accounts...................................4.3
          (c)  Order of Allocations.............................4.4
     4.4  Allocation of Purchased Unrestricted
          Employer Stock and Section 1042 Employer
          Stock Released with Certain Dividends.................4.4
          (a)  Unrestricted Employer Stock
               Purchased with Plan Assets.......................4.4
          (b)  Section 1042 Employer Stock Released
               with Certain Dividends...........................4.5
          (c)  Order of Allocations.............................4.6
     4.5  Valuation of Accounts.................................4.7
          (a)  Asset Accounts...................................4.7
          (b)  Employer Stock Accounts..........................4.9
          (c)  Order of Allocations.............................4.9
     4.6  Annual Employer Contribution Allocation...............4.9
     4.7  Allocations of Employer Stock........................4.10
          (a)  Allocation of Stock Contributed
               by the Employer.................................4.10

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                                                               PAGE
          (b)  Allocation of Section 1042
               Employer Stock..................................4.10
          (c)  Allocation of Unrestricted Employer
               Stock from Suspense Account and
               Purchased Unrestricted Employer Stock...........4.12
          (d)  Order of Allocations............................4.12
     4.8  Voting Rights in Employer Stock......................4.13
     4.9  Right to Tender Employer Stock.......................4.15
     4.10 Coverage Fail-Safe...................................4.18

V.   BENEFITS...................................................5.1

     5.1  Vesting of Interests..................................5.1
          (a)  Upon Death, Disability or Retirement.............5.1
          (b)  Termination for Other Reasons....................5.1
          (c)  Calculation of Years of Service..................5.2
               (1)  General Rules for Crediting
                    Years of Service............................5.2
               (2)  Special Rules for Crediting
                    Years of Service Upon
                    Reemployment................................5.2
                    (A)  Delay in Crediting Years
                         of Service.............................5.2
                    (B)  Rule of Parity.........................5.3
                    (C)  Effect on Portion of
                         Accounts Earned Prior to
                         Break in Service.......................5.3
               (3)  Break in Service Rules for Pre-
                    January 1, 1985 Plan Years..................5.3
          (d)  Transition Rule..................................5.3
     5.2  Form of Distribution..................................5.4
          (a)  Distribution in Cash or in Stock.................5.4
          (b)  Lifetime Distributions...........................5.5
               (1)  General Rule................................5.5
               (2)  Additional Lifetime Installments
                    Distributions...............................5.5
          (c)  Distributions Upon Death.........................5.6
     5.3  Distributions in Stock................................5.7
     5.4  Distributions in Cash.................................5.9
     5.5  Distributions in Cash and Stock......................5.10
     5.6  Time of Distribution.................................5.11
          (a)  General Rule....................................5.11
          (b)  Consents and Notices............................5.12
               (1)  Accounts of $3,500 or Less.................5.12
               (2)  Accounts in Excess of $3,500...............5.13
               (c)  Liquidity Limitations......................5.14
     5.7  Dividends............................................5.15
          (a)  Dividends on Stock Allocated to
               Unrestricted Employer Stock Accounts
               and Section 1042 Employer Stock
               Accounts........................................5.15
          (b)  Dividends on Stock Allocated to
               the Unallocated Stock Account...................5.16
          (c)  Dividends on Stock Allocated to
               the Suspense Account............................5.16
          (d)  Treatment of Distributed Dividends..............5.17


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                                                               PAGE
     5.8  Put Option and Right of First
          Refusal..............................................5.17
          (a)  Put Option......................................5.17
          (b)  Right of First Refusal..........................5.18
     5.9  Non-Vested Interests.................................5.19
          (a)  Forfeitures.....................................5.19
          (b)  Repayment of Prior Distribution.................5.20
          (c)  Termination of Employment with
               No Distribution.................................5.21
     5.10 Participant Loans....................................5.23

VI.  [RESERVED]

VII. THE COMMITTEE..............................................7.1

     7.1  Members...............................................7.1
     7.2  Committee Action......................................7.1
     7.3  Rights and Duties.....................................7.2
     7.4  Procedure for Establishing Funding
          Policy -Transmittal of Information....................7.6
     7.5  Delegation of Investment Responsibility...............7.7
     7.6  Delegation of Non-Investment Fiduciary
          Responsibility........................................7.8
     7.7  Duty of Care..........................................7.9
     7.8  Compensation, Indemnity and Liability.................7.9

VIII.  THE TRUSTEE..............................................8.1

     8.1  Appointment of Trustee................................8.1
     8.2  Resignation and Removal...............................8.1
     8.3  Successor Trustee.....................................8.2
     8.4  General Duties of Trustee.............................8.3
     8.5  Accounts and Records..................................8.4
     8.6  Compensation and Expenses.............................8.5
     8.7  Employment of Agents..................................8.6
     8.8  Third Party May Rely..................................8.6
     8.9  Notice Must be in Writing and Received................8.6
     8.10 Valuation.............................................8.6

IX.  POWERS OF THE TRUSTEE......................................9.1

     9.1  Investment of Trust Fund..............................9.1
     9.2  Exempt Loans..........................................9.1
     9.3  Permitted Investment Acts.............................9.5
     9.4  Prohibited Investment Acts............................9.7
     9.5  Diversification.......................................9.8

X.   PORTABILITY AND ROLL-OVER.................................10.1

     10.1 Portability..........................................10.1
          (a)  Direct Rollovers................................10.1
          (b)  Definitions.....................................10.1
     10.2 Receipt of Direct Rollovers..........................10.2


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                                                               PAGE

XI.  AMENDMENT AND TERMINATION.................................11.1

     11.1  Amendments..........................................11.1
     11.2  Discontinuance of Plan..............................11.3
     11.3  Merger or Consolidation.............................11.4
     11.4  Failure to Contribute...............................11.4

XII. MISCELLANEOUS.............................................12.1

     12.1  Contributions Not Recoverable.......................12.1
     12.2  Limitations on Participants' Rights.................12.2
     12.3  Receipt and Release.................................12.2
     12.4  Assignment and Alienation...........................12.2
     12.5  Qualified Domestic Relations Orders.................12.3
     12.6  Governing Law.......................................12.3
     12.7  Headings, Etc., Not Part of Agreement...............12.4
     12.8  Successors and Assigns..............................12.4
     12.9  Agent Designated for Service of Process.............12.4
     12.10 Benefits Payable to Incompetents....................12.4
     12.11 Pronouns............................................12.5
     12.12 Reference to Laws...................................12.5

XIII. EARLY WITHDRAWAL OF EMPLOYER CONTRIBUTIONS...............13.1

XIV. TOP HEAVY PROVISIONS......................................14.1

     14.1 Application of Top Heavy Provisions..................14.1
     14.2 Vesting Requirements.................................14.1
     14.3 Compensation Limitation..............................14.2
     14.4 Minimum Allocation...................................14.3
     14.5 Limitations on Contributions and
          Benefits for Key Employees...........................14.4
     14.6 Rules for Determining Top Heavy Status...............14.4
     14.7 Definitions..........................................14.6


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                             ARTICLE I.

               DESIGNATION OF PLAN AND DEFINITIONS

     This Employee Stock Ownership Plan shall be known as the "Employee Stock Ownership Plan and Trust Agreement of Giant Industries, Inc. and Affiliated Companies." For purposes of Plan investments and other transactions, the Plan may be referred to as the "Giant ESOP." The following terms shall have the following meanings unless a different meaning is plainly required by the context. Whenever in these definitions a word or phrase not previously defined is used, such word shall have the meaning thereafter given to it in Article I unless otherwise specified.

          1.1 "Accounts" shall mean the Asset Account, Unrestricted Employee Stock Account, and Section 1042 Employer Stock Account, if any, established for any Participant, Former Participant, Alternate Payee or Beneficiary.

          1.2 "Alternate Payee" means any spouse, former spouse, child or other dependent of a Participant who is entitled to receive all or a portion of a Participant's Account pursuant to a domestic relations order which is determined to be a qualified domestic relations order in accordance with Section 12.5. An Alternate Payee shall not be a Beneficiary for purposes of this Plan unless such Alternate Payee is named as a Beneficiary pursuant to Section 1.4. The Alternate Payee shall have only the rights specified under the Plan and shall not be deemed to have the rights of a Participant, Former Participant or Beneficiary unless expressly stated.

          1.3 "Asset Account" shall mean the account used to reflect an interest in assets of the Plan other than Employer Stock.

          1.4 "Beneficiary" or "Beneficiaries" shall mean the person or persons last selected by a Participant, Former Participant, or Alternate Payee on a form provided by the Committee and by the terms of the Plan to receive any amounts payable under the Plan following the death of the Participant or Alternate Payee. The designation by a


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Participant or Former Participant of a Beneficiary other than his spouse shall not be effective unless the spouse of the Participant or Former Participant gives written consent to the designation. A Participant, Former Participant, or Alternate Payee may change the Beneficiary from time to time on a form provided by the Administrative Committee, however, unless a Participant's or Former Participant's spouse's initial consent to the designation of a Beneficiary other than the spouse expressly acknowledges that the spouse has a right to limit her consent to a specific Beneficiary and unless such spouse expressly relinquishes the right to approve any change in Beneficiary, the spouse must also give written consent to a change in a Participant's or Former Participant's selection of a Beneficiary other than the spouse. Any spousal consent shall acknowledge the effect of the Participant's or Former Participant's selection and shall be witnessed by a Notary Public. The consent of the spouse shall not be required to the selection of a Beneficiary by a Participant or Former Participant upon proof satisfactory to the Committee that the Participant or Former Participant is not married, the spouse of the Participant or Former Participant cannot be located, or the consent of the spouse cannot be obtained under such circumstances as may be prescribed in regulations issued by the U.S. Secretary of the Treasury or his delegate. If no Beneficiary is designated, or in the event no Beneficiary or contingent Beneficiary is surviving at the time of the Participant's, Former Participant's or Alternate Payee's death, a Participant's, Former Participant's or Alternate Payee's Beneficiary shall be deemed to be his spouse, if living, or if there is no spouse living, the Participant's, Former Participant's or Alternate Payee's issue, by right of representation, or if neither the Participant's, Former Participant's or Alternate Payee's spouse nor any issue are living, the Participant's, Former Participant's or Alternate Payee's estate.
If a Participant or Alternate Payee completes a form designating more than one Beneficiary, his Accounts will be divided equally among the Beneficiaries who survive him, unless he directs otherwise in writing.

          1.5 "Board of Directors" shall mean the Board of Directors of Giant Industries, Inc., a Delaware corporation, unless otherwise specifically indicated.



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          1.6     "Break in Service" shall mean an Eligibility
Computation Period, as defined in Section 1.41, or a Vesting
Computation Period, as defined in Section 1.42, during which an Employee or a Participant fails to complete at least five hundred (500) Hours of Service.

          1.7 "Ciniza" shall mean Ciniza Production Company, a New Mexico corporation.

          1.8 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          1.9 "Committee" shall mean the Committee appointed by Giant Industries, Inc., a Delaware corporation, pursuant to Article VII of this Plan.

          1.10 "Compensation" with respect to any Participant for any Fiscal Year beginning on or after January 1, 1989, shall mean and include the total compensation within the meaning of Treasury Regulation Section 1.415-2(d)(11)(i), paid by the Employer during that portion of the Fiscal Year in which the Employee is a Participant under the Plan; provided that for any Fiscal Year beginning on or after January 1, 1987, Compensation of an Employee shall be limited to one hundred and fifty thousand dollars ($150,000) per Fiscal Year, and further provided that for any Fiscal Year beginning on or after January 1, 1993, the term Compensation shall include elective contributions that are not includible in gross income under Code Sections 125, 402(e)(3), 402(h) and 403(b) which are made by the Employer on behalf of a Participant during that portion of the Fiscal Year in which the Employee is a Participant under the Plan. Effective January 1, 1997, Compensation shall exclude reimbursement or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation, welfare benefits (including, but not limited to severance benefits), the value of a qualified or nonqualified stock option granted to an Employee by the Employer to the extent such value was includible in the Employee's taxable income, and the amount realized from the exercise of a qualified or nonqualified stock option.



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     In determining Compensation under the Plan for any Fiscal Year beginning on or after January 1, 1989, and before January 1, 1997, a Participant who is either a more than five percent owner of the Employer as defined in Code Section 414(q)(3) or one of the top ten
(10) Highly Compensated Employees as defined in Code Section 414(q)(6) (hereinafter referred as a "Super Highly Compensated Participant"), a Participant who is a spouse of a Super Highly Compensated Participant on any day of the Fiscal Year and/or a Participant who has not attained age nineteen (19) before the close of the Fiscal Year and who is a lineal descendent of a Super Highly Compensated Participant, shall be treated as a "Family Group". Notwithstanding any other provision of the Plan to the contrary, the total Compensation of a Family Group cannot exceed $200,000 for any Fiscal Year beginning on or after January 1, 1989 and before January 1, 1994, $150,000 for any Fiscal Year beginning on or after January 1, 1994, or such greater amounts as determined by the Secretary of the Treasury in accordance with Code
Section 401(a)(17) (hereinafter referred to as the "Family Group Limitation") for Fiscal Years beginning on or after January 1, 1989.
If the total Compensation of a Family Group after applying a $150,000 per individual limitation to each Family Group member and before applying of the Family Group Limitation for the Fiscal Year to the Family Group, exceeds the Family Group Limitation for the Fiscal Year, the Compensation of any individual member of a Family Group shall be determined based upon the ratio that each Family Group member's Compensation after applying the $150,000 limitation but before applying the Family Group Limitation for the Fiscal Year, bears to the Compensation of all Family Group members after applying the $150,000 limitation but before applying the Family Group Limitation for the Fiscal Year, multiplied by the Family Group Limitation for the Plan Year.

          1.11 "Disability" shall mean a physical or mental condition resulting from bodily injury, disease, or mental disorder which can be expected to result in death or to last at least 12 months, which totally and presumably permanently prevents a Participant from continuing any gainful occupation, and which condition is determined to be a disability under the federal Social Security Acts by the appropriate Disability Determination Services Office of the Social Security Administration.


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          1.12     "Effective Date" shall mean July 1, 1987 for the
amendment and restatement of the Plan as an employee stock ownership plan and a stock bonus plan within the meaning of Code Sections 401(a) and 4975(e)(7). The Plan was originally adopted as a profit sharing plan effective as of August 15, 1969.

          1.13 "Employee" shall mean any person who is employed by the Employer other than any person who serves only as a director or any person who is a Union Employee. For any Fiscal Year beginning on or after January 1, 1984, the term Employee shall include any Leased Employee. For purposes of this Section, the term Leased Employee includes an individual (who is not otherwise employed by the Employer) who, pursuant to a leasing agreement between the Employer and any other person, has performed services for the Employer (or for the Employer and any persons related to the Employer within the meaning of Code
Section 144(a)(3)) on a substantially full-time basis for at least one year and who performs services historically performed by employees in the Employer's business field, provided that for Fiscal Years between January 1, 1984 and December 31, 1986, the term Leased Employee excludes any such individual who is covered by a plan described in Code
Section 414(n)(5) and for purposes of services performed by such individuals after December 31, 1986, the term Leased Employee excludes any such individual who is covered by a plan described in Code Section 414(n)(5) only if Leased Employees constitute less than twenty percent (20%) of the Employer's non-highly compensated work force (as determined under Code Section 414(n)(5)). If by the terms of this Section any Leased Employee is included in the term "Employee", all contributions or benefits provided for or on behalf of such Leased Employee by a leasing organization which are attributable to services performed for the Employer shall be treated as provided by the Employer and shall offset any benefit otherwise provided under the terms of this Plan.

          1.14 "Employer," effective as of December 21, 1989, shall mean Giant Industries, Inc., a Delaware corporation, Giant Industries Arizona, Inc., an Arizona corporation, Hixon Development Company (renamed Giant Exploration & Production Company, effective June 12,
1990), a Texas corporation, and Ciniza Production Company, a New Mexico Corporation. The term "Employer" shall also include any other


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corporation which becomes a member of a controlled group of corporations (within the meaning of Section 1563(a) of the Code, determined without regard to Sections 1563(a)(4) and (e)(3)(c) of the
Code) in which Giant is a component member and each entity (whether or not incorporated) which comes under common control with Giant (as defined in Section 414(c) of the Code and regulations issued thereunder) effective as of the date the corporation or entity becomes a member of a controlled group in which Giant is a member or comes under common control with Giant, including Giant Stop-N-Go of New Mexico, Inc., a New Mexico corporation, Giant Four Corners, Inc., an Arizona Corporation, Giant Mid-Continent, Inc., an Arizona corporation, San Juan Refining Company, a New Mexico corporation, and Phoenix Fuel Co., Inc., an Arizona corporation, unless the Board of Directors or the corporation or entity which becomes a member of such controlled group affirmatively elects to exclude such corporation or entity from the definition of Employer. In addition, for purposes of determining Hours of Service and Years of Service, (i) all service completed by a prior employee of Shell Oil Company and Shell Pipe Line Corporation who became an Employee on or about April 1, 1982 in connection with the acquisition of the Ciniza Refinery and Pipeline by Giant Industries, Inc., shall be included as service with the Employer, (ii) all service completed by an Employee of Hixon prior to December 21, 1989 who was employed by Hixon on December 20, 1989 shall be included as service with the Employer under this Plan, (iii) effective as of January 1, 1996, all service by a prior employee of Bloomfield Refining Company ("Bloomfield") or The Gary-Williams Company ("Gary-Williams") for service with either company or with any of their affiliates or predecessor employers to the extent service was credited to the prior employee under The Gary Tax Advantaged Savings Program and Profit-Sharing Plan on October 4, 1995, but only if such employee was employed by Bloomfield or Gary-Williams on October 3, 1995, and became an Employee of the Employer on October 4, 1995, in connection with the sale of assets of Bloomfield to the Employer, (iv) effective as of January 1, 1996, all service by a prior employee of Meridian Oil Inc., Meridian Oil Gathering Inc., or Meridian Trading Inc. (collectively "Meridian") for service with Meridian or with any affiliate or predecessor employer of Meridian to the extent service was credited to the prior employee under the Burlington Resources Retirement Savings


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Plan on August 18, 1995, but only if such employee was employed by
Meridian on August 17, 1995, and became an Employee of the Employer on August 18, 1995, in connection with the sale of assets of Meridian to the Employer, (v) effective as of January 1, 1996, all service by a prior employee of Texaco Refining and Marketing Inc. ("Texaco") for service with Texaco or with any affiliate or predecessor employer of Texaco to the extent service was credited to the prior employee under any plan sponsored by Texaco that qualified under Section 401(a) of the Code, but only if such employee was employed by Texaco on July 27, 1995, and became an Employee of the Employer on July 28, 1995, in connection with the sale of assets of Texaco to the Employer, and (vi) effective as of July 1, 1997, all service by Pat Curtis, a human resource generalist, or any prior employees of Thriftway Marketing Corporation ("Thriftway") employed or hired into the transportation division on or about May 28, 1997, for service with Thriftway before May 28, 1997, but only if such employee was employed by Thriftway on May 27, 1997 and became an Employee of the Employer on or about May 28, 1997 in connection with the sale of assets of Thriftway and certain related entities to the Employer, and (vii) effective as of January 1, 1998, all service by an employee of Phoenix Fuel Co., Inc. ("Phoenix Fuel") for service with Phoenix Fuel or an affiliate or predecessor employer of Phoenix Fuel to the extent service was credited to such employee on June 3, 1997 under the Phoenix Fuel Co., Inc. Section 401(k) Savings Plan as of June 3, 1997, but only if such employee was employed by Phoenix Fuel on June 2, 1997, and became an Employee of the Employer on June 3, 1997, in connection with the sale of the stock of Phoenix Fuel to the Employer.

          1.15 "Employer Real Property" shall mean real property (and related personal property) which is leased to an Employer or to an affiliate of such Employer as defined under Section 407(d)(7) of ERISA. Employer Real Property shall be deemed to be acquired by the Plan on the date on which the Plan acquires the property or on the date on which a lease from the Plan to the Employer (or affiliate) is entered into, whichever is later.

          1.16 "Employer Stock" prior to December 21, 1989, shall mean shares of common stock of Giant Industries Arizona, Inc., an Arizona corporation, having a combination of voting power and dividend


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rights equal to or in excess of that class of common stock having the greatest voting power and that class of common stock having the greatest dividend rights, and on or after December 21, 1989 shall mean shares of common stock issued by Giant Industries, Inc., a Delaware corporation. Any valuation of Employer Stock prior to December 21, 1989, and any valuation in the event shares of common stock of Giant Industries, Inc. cease to be readily tradable on an established securities market after December 21, 1989, shall be performed by an independent appraiser who meets the requirements of Code Section 410(a)(28)(c).

          1.17 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

          1.18 "Exempt Loan" shall mean an exempt loan within the meaning of Code Section 4975(d)(3) and Treasury Regulations Section 54.4975-7(b)(iii), the requirements of which are more fully set forth in Section 9.2.

          1.19 "Fiduciary" shall mean, in accordance with Section 3(21) of ERISA, any person who exercises any discretionary authority or discretionary control respecting management of the Plan or any authority or control respecting management or disposition of Plan assets, who renders investment advice for a fee or other compensation (direct or indirect) with respect to Plan assets or who has any authority or responsibility to do so, and any person who has any discretionary authority or discretionary responsibility in the administration of the Plan. The term Fiduciary shall be construed as including the term "Named Fiduciary" as defined in Section 402(a)(2) of ERISA with respect to those Fiduciaries who are identified in the Plan as "Named Fiduciaries".

          1.20 "Fiscal Year" shall mean the year beginning on January 1 and ending on December 31, and such Fiscal Year shall be the plan year for all purposes under ERISA and the Code.

          1.21 "Former Participant" shall mean a Participant whose employment with the Employer has terminated but who has vested Accounts under the Plan which have not been paid in full and which continue to


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participate in the increase or decrease in Plan assets including, for any Former Participant on or after December 21, 1989, any increase or decrease in Employer Stock.

          1.22 "Giant" means Giant Industries, Inc., a Delaware corporation.

          1.23 "Giant Arizona" means Giant Industries Arizona, Inc., an Arizona corporation.

          1.24 "Highly Compensated Employee" means, effective for any Fiscal Year beginning on or after January 1, 1987, any Employee who is a highly compensated employee as defined in Code Section 414(q) and the applicable Treasury regulations. Generally, any Employee is considered a Highly Compensated Employee if during the Determination Year or the Look-Back Year such Employee:

          (a) was a "5% owner" as defined in Code Section 416(i)(B)(i) (i.e. who owns (or is treated as owning) more than five percent (5%) of the outstanding stock of the Employer or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Employer or, in the case of an unincorporated business, any person who owns more than five percent (5%) of the capital or profits interest in the Employer.) In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c) and (m) shall be treated as separate employers;

          (b) received Section 415 Compensation from the Employer in excess of $75,000;

          (c) received Section 415 Compensation from the Employer in excess of $50,000 and was in the "Top-Paid Group." An Employee is in the Top-Paid Group if such Employee is in the group consisting of the top twenty percent (20%) of Employees when ranked on the basis of
Section 415 Compensation (as adjusted below); or

          (d) was an officer of the Employer whose Section 415 Compensation (as adjusted below) is greater than $45,000 (or such other


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amount which is equal to fifty percent (50%) of the amount specified in
Code Section 415(b)(1)(A) for the calendar year in which the Determination Year or the Look-Back Year begins.

          For purposes of this Section, the Determination Year shall be the Plan Year in which testing is being performed. The Employer has elected to treat the calendar year ending with or within the Determination Year as the Look-Back Year as provided for in Treasury regulations. Solely for purposes of identifying Highly Compensated Employees under the terms of this Section and Code Section 414(q),
Section 415 Compensation means Section 415 Compensation as defined in
Section 3.1(b) plus amounts described under Code Sections 125, 402(e)(3) (formerly 402(a)(8)) or 402(h)(1)(B) that are otherwise excluded from Section 415 Compensation; and the dollar threshold amount specified in subsections (b) and (c) of this Section shall be adjusted at such time and in such manner as is provided in the Code.

          The term "Highly Compensated Employee" also includes a former Employee who separated from service (or has a deemed separation from service as determined under Treasury regulations) prior to the Determination Year, performs no services for the Employer during the Determination Year, and was a Highly Compensated Employee either for the Look-Back Year or any Determination Year ending on or after his 55th birthday.

          The Committee shall make the determination of who is a Highly Compensated Employee, including the determination of the number and identity of the Top-Paid Group, the number of officers includible in subsection (d), the number and identity of former Employees considered to be Highly Compensated Employees, the identity of "Excluded Employees," and Section 415 Compensation, in a manner consistent with Code Section 414(q).

          For purposes of this Section, an "Excluded Employee" is defined under Code Section 414(q)(8) and generally includes (i) Employees who have not completed six (6) months of service; (ii) Employees who normally work less than 17 1/2 hours per week; (iii) Employees who normally work during not more than six (6) months during


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any Determination Year; (iv) Employees who have not attained age 21;
and (v) employees who are included in a unit of employees covered by a collective bargaining agreement. The number of officers taken into account under subsection (d) will not exceed the greater of 3 or 10% of the total number of Employees (after subtracting Excluded Employees) but will not exceed 50 officers. If no Employee satisfies the dollar threshold amount in subsection (d) for the relevant Fiscal Year, the Committee will treat the highest paid officer as satisfying subsection
(d) for that Fiscal Year.

          For purposes of applying any nondiscrimination test in a manner consistent with the applicable Treasury regulations, the Committee will treat as a single Highly Compensated Employee any Highly Compensated Employee, who is a 5% owner or is one of the 10 Highly Compensated Employees with the greatest Section 415 Compensation for the Determination Year, and his spouse, lineal ascendants or descendants or spouses of lineal ascendants or descendants even if such family members are Highly Compensated Employees in their own right.

          1.25     "Hixon" shall mean Hixon Development Company, a
Texas corporation.

          1.26 "Hour of Service" shall mean each hour for which the Employee is directly or indirectly paid or entitled to payment by the Employer for performance of duties for the Employer including each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Employer, and including each hour for which payment is made or payable to the Employee for periods during which the Employee is on an Employer approved leave of absence for vacation, jury, sick, or disability leave, or military service. Hours of Service shall also include hours during such additional periods of service as may be required pursuant to Department of Labor regulations. Hours for nonperformance of duties shall be credited in accordance with DOL Regulations Section 2530.200b-2(b). Hours shall be credited to the applicable computation period in accordance with DOL Regulations
Section 2530.200b-2(c).



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          1.27     "Ineligible Participant" shall mean, for purposes of
allocating Section 1042 Employer Stock, (a) a Participant who is a more than twenty-five percent (25%) owner (or a Participant who is treated under Code Section 409(n) as a more than twenty-five percent (25%) owner) of any class of outstanding stock of Giant Industries, Inc. (or prior to December 21, 1989, of Giant Industries Arizona, Inc.) or of the total value of any class of outstanding stock of Giant Industries, Inc. (or prior to December 21, 1989, of Giant Industries Arizona, Inc.) whether he has elected nonrecognition of gain under Section 1042 of the Code or not, or (b) a Participant (or a Participant who is related within the meaning of Code Section 409(n) to a Participant) who has elected nonrecognition of gain under Section 1042 of the Code in connection with the sale of Employer Stock to the Plan. A Participant who is described in Section 1.27(b) but not in Section 1.27(a) shall be an "Ineligible Participant" only for the period beginning on the date on which the Employee Stock for which he elected Code Section 1042 treatment was sold to the Plan and ending on the later of (1) the date which is ten (10) years after the date of such sale or (2) the date on which any allocation under the Plan is made which is attributable to the final payment of any indebtedness incurred by the Plan in connection with such sale.

          1.28 "Investment Manager" shall mean a fiduciary (other than a Trustee or Named Fiduciary) designated by the Committee under this Plan to whom has been delegated the power to manage, acquire or dispose of all or any of the assets of the Plan, who is registered as an investment advisor under the Investment Advisers Act of 1940, is a bank as defined under the Investment Advisers Act of 1940 or is an insurance company qualified to manage, acquire, or dispose of assets under the laws of more than one State, and who has acknowledged in writing that he is a fiduciary with respect to the management, acquisition and control of Plan assets.

          1.29 "Participant" shall mean any Employee of the Employer who becomes eligible for participation in accordance with the provisions of this Plan.

          1.30 "Plan" shall mean the qualified stock bonus plan and trust set forth in this Agreement, which is intended to be a qualified employee stock ownership plan and trust.


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          1.31     "Qualifying Employer Real Property" shall mean
Employer Real Property:

               (a) if a substantial number of the parcels are dispersed geographically;

               (b)     if each parcel of real property and the improve-

ments thereon are suitable (or adaptable without excessive cost) for more than one use;

               (c) even if all such real property is leased to one lessee (which may be an employer, or an affiliate of an employer); and

               (d) if the acquisition and retention of such property comply with the provisions of this part of ERISA (other than section 404(a)(1)(B) to the extent it requires diversification, and sections 404(a)(1)(C), 406, and subsection (a) of this section).

          1.32 "Section 1042 Employer Stock" shall mean Employer Stock acquired by the Plan prior to December 21, 1989 in a transaction which qualified for nonrecognition of gain under Code Section 1042.

          1.33 "Section 1042 Employer Stock Account" shall mean the account used to reflect an interest in Section 1042 Employer Stock.

          1.34 "Suspense Account" shall mean the account used to hold Employer Stock purchased pursuant to Article IX of the Plan with the proceeds of an Exempt Loan, prior to allocation of such stock to the Accounts of Participants under the Plan.

          1.35 "Temporary Stock Account" shall mean the interim account used to hold Employer Stock purchased by the Trustee, other than Employer Stock purchased pursuant to Article IX of the Plan with the proceeds of an Exempt Loan, and to hold Employer Stock contributed to the Plan by the Employer, prior to the allocation of such stock to the Accounts of Participants each Fiscal Year in accordance with Sections 4.4(a), 4.7(a) and 4.7(c).



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          1.36     "Trust" or "Trust Fund" shall mean the trust which
is established herein to hold and invest contributions made under this Plan.

          1.37 "Trustee" shall mean the one or more individuals, banks, trust companies or other financial institutions, which are appointed in accordance with Article VIII to hold and manage the assets of the Trust.

          1.38 "Union Employee" shall mean any person employed by Employer who is a member of a unit of employees covered by any collective bargaining agreement between employee representatives and the Employer, wherein retirement benefits were the subject of good faith bargaining between the parties thereto, unless said agreement provides for participation in this Plan.

          1.39 "Unrestricted Employer Stock" shall mean Employer Stock which was not acquired in a transaction qualifying for nonrecognition of gain under Section 1042 of the Code.

          1.40 "Unrestricted Employer Stock Account" shall mean the account used to reflect an interest in Unrestricted Employer Stock.

          1.41 "Valuation Date" shall mean the last day of each Fiscal Year unless otherwise specifically indicated.

          1.42 "Year of Service" shall mean, for purposes of eligibility under the Plan, the twelve (12) consecutive month period commencing on

               (a) the first day the Employee completes an Hour of Service, or

               (b) if the Employee incurs a Break in Service, the first day the Employee completes an Hour of Service after such Break in Service, and, each succeeding twelve (12) consecutive month period beginning on anniversaries of that date during which the Employee completes at least one thousand (1,000) Hours of Service. The twelve


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(12) consecutive month period determined under this Section for the calculation of a Year of Service for eligibility shall be the Eligibility Computation Period.

          1.43 "Year of Service" shall mean, for purposes of vesting under the Plan, the Fiscal Year

               (a) during which a Participant first completed an Hour of Service either as an Employee or as a Union Employee; or

               (b) if an Employee or a Union Employee incurs a Break in Service, the Fiscal Year during which the Employee or Union Employee completes an Hour of Service after such Break in Service, and each succeeding Fiscal Year during which an Employee or a Union Employee completes at least one thousand (1,000) Hours of Service; provided, however, that any Employee or a Union Employee hired on or before June 30, 1993 who becomes a Participant under the terms of
Section 2.1 prior to the Seventh Amendment shall be credited in all events with one Year of Service for the Fiscal Year in which such Employee or Union Employee becomes a Participant. The Fiscal Year shall be the Vesting Computation Period.


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